UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2006


                              SILGAN HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      000-22117               06-1269834
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



4 Landmark Square, Stamford, Connecticut                                  06901
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (203) 975-7110


                                       N/A
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          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 -- Other Events


Item 8.01.    Other Events.

On December 20, 2006, the Registrant announced that it had acquired substantially all of the assets of Cousins-Currie Limited, a Canadian plastic blow molder. For additional information regarding this announcement, refer to
Exhibit 99.1 filed with this Current Report on Form 8-K.


                  Section 9 -- Financial Statements and Exhibits


Item 9.01.    Financial Statements and Exhibits.


(d)      Exhibits

Exhibit No.                        Description
-----------                        -----------

99.1 Press Release dated December 21, 2006 regarding the acquisition of substantially all of the assets of Cousins-Currie Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SILGAN HOLDINGS INC.


                                      By: /s/ Frank W. Hogan, III
                                          -----------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                           and Secretary

Date:  December 22, 2006



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







                                INDEX TO EXHIBITS



Exhibit No.                           Description
-----------                           -----------

99.1 Press Release dated December 21, 2006 regarding the acquisition of substantially all of the assets of Cousins-Currie Limited.



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